UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2004

COUGAR HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada 0-50096 30-0135720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

10655 NE 4th Street, Suite 400, Bellevue, Washington 98004
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 604-879-9001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 17, 2004, the Company was notified by the NASD that the Company's application to list on the OTC Bulletin Board ("OTCBB") has been approved effective September 20, 2004.  The trading symbol is CGRH.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUGAR HOLDINGS INC.

(Registrant)
Date	September 21, 2004

/s/ Terry G. Cook

Terry G. Cook
President and Director